Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended October 31, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(4,065,027)
Unrealized Gain (Loss) on Market Value of Commodity Futures	14,065,944
Dividend Income	639,453
Interest Income	51,532
ETF Transaction Fees	700
Total Income (Loss)	$10,692,602

Expenses
Management Fees	$185,393
Professional Fees	51,150
Brokerage Commissions	20,560
Directors' Fees and insurance	6,532
Other fees	1,382
Total Expenses	$265,017
Net Income (Loss)	$10,427,585

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 10/1/22	$267,553,042
Withdrawals (150,000 Shares)	(8,059,834)
Net Income (Loss)	10,427,585

Net Asset Value End of Month	$269,920,793
Net Asset Value Per Share (5,050,000 Shares)	$53.45

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended October 31, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(2,325,126)
Unrealized Gain (Loss) on Market Value of Commodity Futures	614,775
Dividend Income	370,175
Interest Income	20,105
ETF Transaction Fees	1,750
Total Income (Loss)	$(1,318,321)

Expenses
Management Fees	$85,589
Professional Fees	7,420
Brokerage Commissions	1,026
Directors' Fees and insurance	7,305
Other fees	1,383
Total Expenses	$102,723
Net Income (Loss)	$(1,421,044)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 10/1/22	$137,663,952
Additions (1,350,000 Shares)	27,699,616
Withdrawals (300,000 Shares)	(6,154,793)
Net Income (Loss)	(1,421,044)

Net Asset Value End of Month	$157,787,731
Net Asset Value Per Share (7,750,000 Shares)	$20.36

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended October 31, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(6,390,153)
Unrealized Gain (Loss) on Market Value of Commodity Futures	14,680,719
Dividend Income	1,009,628
Interest Income	71,637
ETF Transaction Fees	2,450
Total Income (Loss)	$9,374,281

Expenses
Management Fees	$270,982
Professional Fees	58,570
Brokerage Commissions	21,586
Directors' Fees and insurance	13,837
Other fees	2,765
Total Expenses	$367,740
Net Income (Loss)	$9,006,541

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 10/1/22	$405,216,994
Additions (1,350,000 Shares)	27,699,616
Withdrawals (450,000 Shares)	(14,214,627)
Net Income (Loss)	9,006,541

Net Asset Value End of Month	$427,708,524

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596